UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934  (Amendment No. __)

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☐	Soliciting Material Pursuant to §240.14a-12

BAIRD FUNDS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BAIRD FUNDS, INC.
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Baird LargeCap Fund

March 9, 2016

Dear Shareholder,

I am writing to inform you of the upcoming special meeting of shareholders of the Baird LargeCap Fund (the “Fund”), a series of Baird Funds, Inc. (the “Baird Funds”), to vote on an important proposal affecting the Fund.  The meeting will be held on April 22, 2016 at 777 East Wisconsin Avenue, 29th Floor, Milwaukee, Wisconsin 53202 at 8:00 a.m. local time.  We are asking shareholders of the Fund to approve a new subadvisory agreement between Robert W. Baird & Co. Incorporated (the “Advisor”), the investment adviser to the Fund, and L2 Asset Management, LLC, the proposed subadvisor to the Fund.

As discussed in more detail in the enclosed proxy statement, the Board of the Directors of the Baird Funds has determined that it would be in the best interest of the Fund and its shareholders to retain L2 Asset Management, LLC as the Fund’s subadvisor.  No changes to the Fund’s investment objective, strategies, fees or expenses will occur as a result of the change in subadvisor.  In addition, the Fund’s current portfolio manager, Matthew J. Malgari, will be the lead portfolio manager following the change in subadvisor.

The proxy statement itself provides greater detail about the proposal.  The Board of Directors recommends that you read the enclosed materials carefully and vote in favor of the proposal.

You may choose one of the following options to authorize a proxy to vote your shares (commonly known as proxy voting) or to vote in person at the meeting:

•	Mail: Complete and return the enclosed proxy card.
•	Internet: Access the website shown on your proxy card and follow the online instructions.
•	Telephone (automated service): Call the toll-free number shown on your proxy card and follow the recorded instructions.
•	In person: Attend the special shareholder meeting on April 22, 2016.

Thank you for your response and for your continued investment in the Fund.

Sincerely,

Mary Ellen Stanek

President, Baird Funds, Inc.

BAIRD FUNDS, INC.

BAIRD LARGECAP FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A special meeting of shareholders of Baird LargeCap Fund, a series of Baird Funds, Inc. (the “Company”), will be held on April 22, 2016 at the Company’s principal offices located at 777 East Wisconsin Avenue, 29th Floor, Milwaukee, Wisconsin 53202 at 8:00 a.m. local time.

The meeting is being held so that shareholders can consider the following proposal and transact such other business as may be properly brought before the meeting (and any adjournments or postponements thereof):

To approve a new subadvisory agreement between Robert W. Baird & Co. Incorporated (the “Advisor”) and L2 Asset Management, LLC, the proposed new subadvisor to the Fund.

The Board of Directors of the Company recommends that you vote in favor of the proposal.

Shareholders of record of the Fund at the close of business on the record date, February 29, 2016, are entitled to notice of and to vote at the meeting and any adjournment(s) or postponements thereof.

YOUR VOTE IS IMPORTANT.
PLEASE RETURN YOUR PROXY CARD PROMPTLY OR PROXY VOTE BY
TOLL-FREE TELEPHONE OR INTERNET IN ACCORDANCE WITH THE
INSTRUCTIONS NOTED ON THE ENCLOSED PROXY CARD

As a shareholder of the Company, you are asked to attend the special meeting either in person or by proxy.  To obtain directions to attend the meeting, please call 1-866-44BAIRD.  If you are unable to attend the special meeting in person, we urge you to vote by proxy.  You can do this in one of three ways by:  (1) completing, signing, dating and promptly returning the enclosed proxy card in the enclosed postage prepaid envelope, (2) calling a toll-free telephone number or (3) using the Internet.  Your prompt voting by proxy will help assure a quorum at the special meeting and avoid additional expenses associated with further solicitation.  Voting by proxy will not prevent you from voting your shares in person at the special meeting.  You may revoke your proxy before it is exercised at the special meeting by submitting to the Secretary of the Company a written notice of revocation or a subsequently signed proxy card.  A prior proxy can also be revoked by voting again through the website or toll-free number noted on the enclosed proxy card.

By Order of the Board of Directors,

Charles M. Weber

Secretary of Baird Funds, Inc.

Milwaukee, Wisconsin
March 9, 2016

PROXY STATEMENT

March 9, 2016

BAIRD FUNDS, INC.
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
1-866-44BAIRD

Baird LargeCap Fund

Relating to a
Special Meeting of Shareholders
to be held on April 22, 2016

Introduction.  This proxy statement is being provided to you in connection with the solicitation of proxies by the Board of Directors of Baird Funds, Inc. (the “Company”) with respect to the special meeting of shareholders of the Baird LargeCap Fund (the “Fund”), a series of the Company.  The special meeting will be held for the purposes set forth in the enclosed notice of special meeting of shareholders.

We anticipate that the notice of special meeting of shareholders, this proxy statement and the proxy card (collectively, the “proxy materials”) will be mailed to shareholders beginning on or about March 9, 2016.

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held on April 22, 2016:

The Notice of Special Meeting and Proxy Statement
are available at https://www.proxyonline.com/docs/bairdlargecap.pdf

Please read the proxy statement before voting on the proposal.  If you need additional copies of this proxy statement or proxy card, please contact AST Fund Solutions, LLC at 1-866-829-0542 or in writing at AST Fund Solutions, 55 Challenger Road, Suite 201, Ridgefield Park, NJ 07660.  Additional copies of this proxy statement will be delivered to you promptly upon request.  To obtain directions to attend the meeting, please call 1-866-44BAIRD.

Record Date/Shareholders Entitled to Vote.  If you owned shares of the Fund as of the close of business on February 29, 2016 (the “Record Date”), then you are entitled to vote at the special meeting (or any adjournments thereof).  You will be entitled to one vote per full share (and a fractional vote per fractional share) for each share you own on the Record Date.

BACKGROUND TO PROPOSAL

Robert W. Baird & Co. Incorporated (the “Advisor”), the Fund’s investment adviser, recommended to the Board of Directors of the Company (the “Board”) that L2 Asset Management, LLC (“L2”) become the successor subadvisor to the Fund, replacing Baird Kailash Group, LLC (“Baird Kailash”).  Baird Kailash, an affiliate of the Advisor, has served as subadvisor to the Fund since December 23, 2013 and wishes to resign.  The Adviser recommended the replacement of Baird Kailash with L2 in order to restructure the Fund’s portfolio management function in a new registered investment adviser.  L2, like Baird Kailash, will continue to use the same proprietary investment methodologies that rank securities based on numerous fundamental and other factors incorporating quantitative tools to improve analytical efficiency for the purpose of identifying securities that are out of favor in the market place but are expected to experience favorable risk-adjusted returns.  Mr. Malgari will remain the Fund’s lead portfolio manager.  There will not be any change to the Fund’s fees or focus on large cap companies.

Baird Kailash was initially established to provide both asset management services and research to clients of the Advisor and engaged Mr. Malgari to do so.  At that time, the Advisor wanted to retain Mr. Malgari to serve as portfolio manager for the Fund using the investment methodologies that he had developed with Sanjeev Bhojraj, Ph.D., but Mr. Malgari and Dr. Bhojraj did not have their own SEC-registered investment advisory firm through which those activities could be conducted.  As a result, the Advisor created Baird Kailash.  Due to organizational changes, Baird Kailash no longer provides research, and its asset management services are limited to subadvising the Fund.  The Fund’s lead portfolio manager, Mr. Malgari, and proposed co-manager, Sanjeev Bhojraj, Ph.D., formed and are owners of L2, which is now registered as an investment adviser with the SEC.  L2 currently manages two private investment funds and has approximately $40 million of assets under management and has the personnel, resources, policies, systems and infrastructure to manage the Fund, thus eliminating the need for Baird Kailash.  Accordingly, the Advisor recommended that the asset management services provided by Mr. Malgari and Dr. Bhojraj be consolidated into a single firm and that L2 replace Baird Kailash as subadvisor to the Fund.  L2 is not affiliated with the Advisor and thus implementation of the proposal will restructure the Fund’s portfolio management services into a customary third party subadvisory arrangement.

At a meeting held on February 23, 2016, the Board, including a majority of the directors who are not “disinterested persons” of the Company (the “Independent Directors”) for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), approved the new subadvisory agreement, subject to shareholder approval.  The Board also approved the termination of the existing subadvisory agreement between the Advisor and Baird Kailash with respect to the Fund, subject to shareholder approval of the new subadvisory agreement.

PROPOSAL:  APPROVAL OF THE NEW SUBADVISORY AGREEMENT
BETWEEN THE ADVISOR AND
L2 ASSET MANAGEMENT, LLC

Shareholders of the Fund are being asked to approve a new subadvisory agreement (the “New Subadvisory Agreement”) between the Advisor and L2 with respect to the Fund.  Under the New Subadvisory Agreement, L2 will manage the Fund’s assets in accordance with the Fund’s investment objective and strategies as described in the Fund’s registration statement.  The Board, including a majority of the Independent Directors, has approved the New Subadvisory Agreement between the Advisor and L2 and has approved submitting the New Subadvisory Agreement to shareholders of the Fund for approval.

The Advisor believes that the replacement of Baird Kailash with L2 will result in organizational efficiencies without any changes to the Fund’s investment objective, strategy, fees or expenses.  The Fund will continue to pursue an investment objective of long-term growth of capital.  L2 will continue to employ the same investment methodologies and decision-making processes as have been used by Baird Kailash to evaluate individual stocks and construct the Fund’s portfolio.  L2 follows the same investment approach as Baird Kailash, designed to find undiscovered value by ferreting out atypically high-quality businesses for their level of valuation.  L2’s processes assess quality across many metrics and then identify stocks that may not be appropriately valued.

If shareholders approve the retention of L2 as subadvisor to the Fund, L2 is expected to begin managing the Fund on or about May 1, 2016.

The remainder of this section provides more detail about the New Subadvisory Agreement, L2, additional information on Board considerations specific to the New Subadvisory Agreement and concludes with the recommendations of the Board.

Subadvisory Agreement

It is proposed that the Advisor and L2 will enter into the New Subadvisory Agreement with respect to the Fund to be effective on or about May 1, 2016, subject to shareholder approval of the New Subadvisory Agreement.  In accordance with the 1940 Act, the New Subadvisory Agreement requires the approval of (1) the Board, including a majority of the Independent Directors, and (2) the shareholders of the Fund.

Based on the considerations described below under “Board Considerations,” the Board, including all of the Independent Directors, approved the New Subadvisory Agreement for the Fund.

If shareholders of the Fund do not approve the New Subadvisory Agreement, the Board will take such actions as it considers to be in the best interests of the shareholders of the Fund, which may include retaining Baird Kailash as subadvisor or retaining another subadvisor.

Terms of the Existing and New Subadvisory Agreements

A copy of the New Subadvisory Agreement is attached as Exhibit A and the description of the New Subadvisory Agreement is qualified in its entirety by the reference to Exhibit A.

  The terms of the New Subadvisory Agreement are substantially similar to the terms of the Fund’s existing subadvisory agreement between the Advisor and Baird Kailash (the “Existing Subadvisory Agreement” and, together with the New Subadvisory Agreement, the “Agreements”) with respect to services provided by the respective subadvisor.

Subadvisory Services.  Both the New Subadvisory Agreement and the Existing Subadvisory Agreement provide that the respective subadvisor serves as the Fund’s subadvisor and, subject to the direction of the Board and the Advisor’s supervision, manages the investment and reinvestment of the Fund’s assets.  Under both Agreements, the investment of funds is subject to all applicable restrictions of the Articles of Incorporation and By-Laws of the Company.

Subadvisory Duties.  Under both the New Subadvisory Agreement and Existing Subadvisory Agreement, the respective subadvisor has the sole and exclusive responsibility for making all of the investment decisions for the Fund, including the purchase, retention, monitoring and disposition of investments.

Brokerage.  Under both the New Subadvisory Agreement and Existing Subadvisory Agreement, the respective subadvisor is authorized to establish accounts on behalf of the Fund and place orders for the purchase and sale of investments with brokers or dealers subject to the supervision of the Board and the Advisor.  Under both Agreements, in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended, the subadvisor may cause the Fund to pay a broker or a dealer a commission in excess of the amount of commission another broker or dealer would have charged if the subadvisor determines in good faith that the commission paid was reasonable in relation to the brokerage and research services provided.

Expenses.  Both the New Subadvisory Agreement and Existing Subadvisory Agreement provide that the respective subadvisor shall bear its own expenses of providing services under the agreement, but that the subadvisor is not responsible for the cost of investments or the Fund’s or the Advisor’s expenses.  The Existing Subadvisory Agreement provides that the subadvisor is responsible for the costs relating to any special meeting of directors or shareholders of the Fund convened for the “primary benefit” of the subadvisor.  The New Subadvisory Agreement provides that the subadvisor is responsible for the costs relating to any special meeting of directors or shareholders of the Fund convened “as a result of a change of control or other event affecting the subadvisor that results in an ‘assignment’” of the Agreement within the meaning of the 1940 Act.

Compensation.  Under both the New Subadvisory Agreement and Existing Subadvisory Agreement, the subadvisory fee is paid by the Advisor and thus has no effect on the expenses paid by the Fund because the Advisor is responsible for paying the subadvisory fee out of the management fee it receives from the Fund (which is at the rate of 0.65% of the average annual net assets of the Fund).  Under the New Subadvisory Agreement, the Advisor will pay L2:

a)

50% of the net management fee received by the Advisor from the Fund after giving effect to the expense cap/reimbursement agreement between the Advisor and the Fund, when the fair market value of assets managed by L2 on behalf of the Advisor are less than $3 billion;

b)

60% of the net management fee received by the Advisor from the Fund after giving effect to the expense cap/reimbursement agreement between the Advisor and the Fund, when the fair market value of assets managed by L2 on behalf of the Advisor are between $3 billion and $5 billion; and

c)

70% of the net management fee received by the Advisor from the Fund after giving effect to the expense cap/reimbursement agreement between the Advisor and the Fund, when the fair market value of assets managed by L2 on behalf of the Advisor exceed $5 billion.

The subadvisory fee is computed daily and paid monthly.

The New Subadvisory Agreement also provides that, during any month in which the Advisor recoups previously waived fees or reimbursed expenses relating to a period during which the subadvisory fee was based on a percentage of the net management fee received by the Advisor from the Fund, the subadvisor will be paid the same percentage of the recoupment.

In return for the services provided under the Existing Subadvisory Agreement, the Advisor pays Baird Kailash a subadvisory fee of 0.45%, which is computed daily and paid monthly.  To the extent the Advisor waives a portion of its advisory fee pursuant to an expense cap/reimbursement agreement between the Advisor and the Fund, the subadvisory fee is calculated on a pro rata basis according to the amount of the net advisory fee retained by Advisor.  If, pursuant to the expense cap/reimbursement agreement the Advisor is required to waive its entire advisory fee or reimburse Fund expenses, no subadvisory fee is payable to Baird Kailash until such time as the Advisor has recovered all reimbursed Fund expenses.

The Advisor’s parent company currently receives a portion of the subadvisory fee paid to Baird Kailash due to its ownership interest in Baird Kailash.  Kailash Capital, LLC (“Kailash Capital”), an affiliate of L2, currently receives a portion of the subadvisory fee paid to Baird Kailash for licensing its investment methodologies to Baird Kailash that have been used in its management of the Fund.  Kailash Capital owns the methodologies, models and intellectual property used by Baird Kailash and L2 in managing client accounts.  Assuming shareholder approval of the New Subadvisory Agreement, the Advisor will continue to pay Kailash Capital for research used by the Advisor for institutional equity trading clients.  In addition, L2 will pay Kailash Capital a licensing fee for use of the methodologies, models and intellectual property used in L2’s management of client accounts, including the Fund.

For the year ended December 31, 2015, Baird Kailash received $80,130 in subadvisory fees from the Advisor for managing the Fund.  The Existing Subadvisory Agreement was most recently approved by the Board on August 27, 2015.  The Existing Subadvisory Agreement was approved by the shareholders of the Fund on December 20, 2013.

Limitation on Liability.  Both the New Subadvisory Agreement and Existing Subadvisory Agreement provide that, in the absence of willful misfeasance, bad faith, negligence or reckless disregard of the obligations under the Agreement on the part of the respective subadvisor, the subadvisor shall not be subject to any liability to the Advisor for any act or omission in the course of, or connected with the rendering of services by the subadvisor or for any loss suffered by the Advisor, the Company, the Fund or its shareholders in connection with the Agreements.  Under both Agreements, the respective subadvisor and the Advisor are subject to indemnity obligations in the event of their respective willful misfeasance, bad faith, negligence or reckless disregard of obligations and duties under the Agreements.

Term.  If the shareholders of the Fund approve the New Subadvisory Agreement, the New Subadvisory Agreement will be effective with respect to the Fund on or about May 1, 2016.  Both the New Subadvisory Agreement and Existing Subadvisory Agreement have an initial term, for two years from the effective date.  Thereafter, both Agreements may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

Termination. Both the New Subadvisory Agreement and Existing Subadvisory Agreement terminate automatically in the event of assignment and may be terminated at any time by the shareholders of the Fund, the Board of Directors of the Company or by the Advisor upon not more than 60 days’ written notice to the subadvisor or by the subadvisor upon not less than 120 days’ written notice to the Advisor, the Company and the Fund.

Amendments.  Both the New Subadvisory Agreement and Existing Subadvisory Agreement require any amendments to be approved by the Board, including a majority of the Independent Directors, and if required by the 1940 Act, the shareholders of the Fund.

Information about L2 Asset Management, LLC

L2 is a limited liability company located at 225 Franklin Street, 26th Floor, Boston, MA 02110.

As noted above, the quantitative and fundamental methodologies, investment models and other intellectual property involved in L2’s proposed management of the Fund are owned by Kailash Capital.  Kailash Capital has granted L2 a license to use Kailash Capital’s intellectual property for the purpose of managing the Fund’s assets.

L2 is owned by Matthew J. Malgari, Sanjeev Bhojraj and Nathan H. Przybylo.

The following table sets forth the executive officers and managers of L2.

Name/Address	Position with L2
Matthew J. Malgari 225 Franklin Street, 26th Floor Boston, MA 02110	Chief Executive Officer and Managing Member

Sanjeev Bhojraj 143 Beach Run Ithaca, NY 14850	Chief Investment Officer and Managing Member
Nathan H. Przybylo 1309 Nicolet Boulevard Neenah, WI 54956	Chief Programmer/Developer
Jennifer L. Sheldon 225 Franklin Street, 26th Floor Boston, MA 02110	Chief Compliance Officer

Each of L2’s executive officers and managers (other than Ms. Sheldon) also hold a position with Kailash Capital and devote a portion of their time providing services to Kailash Capital as described below.

Portfolio Managers.  Matthew J. Malgari will be the lead portfolio manager primarily responsible for the day-to-day management of the Fund.  Mr. Malgari has been the Chief Executive Officer of L2 since January 2014.  Mr. Malgari has served as Senior Portfolio Manager of Baird Kailash since October 2013.  Mr. Malgari also is a Managing Member of Kailash Capital, LLC, a research firm that provides investment methodologies, models and other research to L2 and the Advisor.  Mr. Malgari and Dr. Bhojraj developed the investment methodologies that are owned by Kailash Capital, LLC and used in managing the Fund.  From June 2010 through June 2013, Mr. Malgari was Managing Director of Equity Research for Knight Capital where he provided institutional equity clients with small and mid-cap models based on his quantitative and fundamental research.  From February 2007 to May 2010, Mr. Malgari was Assistant Fund Manager for the Fidelity Diversified International Fund, an international quantitative fund.  From January 2004 through January 2007, Mr. Malgari was an analyst at Fidelity covering international equities in several industries.  Mr. Malgari was also an international equity trader at Fidelity from 1997-2003.  Mr. Malgari has an ownership interest in L2 and has provided significant input and assistance in developing and refining the quantitative investment methodologies and processes to be used by L2 in managing the Fund.  Mr. Malgari has a BA from Middlebury College and an MBA from the Johnson Graduate School of Management at Cornell University.

Sanjeev Bhojraj will serve as co-portfolio manager of the Fund.  Dr. Bhojraj has been Chief Investment Officer of L2 since January 2014.  Dr. Bhojraj also is a Managing Member of Kailash Capital, LLC.  Dr. Bhojraj has been a Professor at the Johnson Graduate School of Management at Cornell University since 1999 and is currently on leave.  He previously served as Designated Manager for the Cayuga MBA Fund from 2005 to 2013.  Dr. Bhojraj received his B.Com from the University of Madras (India) and his Ph.D. from the University of Florida.  Dr.

Bhojraj has an ownership interest in L2 and has provided significant input and assistance in developing and refining the quantitative investment methodologies and processes to be used by L2 in managing the Fund.

In addition to acting as subadvisor to the Fund, L2 advises two private investment funds.  As of January 31, 2016, L2 had approximately $40 million in assets under management.

Board Considerations

The Board reviewed the New Subadvisory Agreement at a meeting on February 23, 2016.  The Board was provided with materials relevant to its consideration of the New Subadvisory Agreement, a copy of the proposed New Subadvisory Agreement, information regarding the Advisor’s recommendation of L2 as the subadvisor to the Fund, the fees proposed to be paid by the Advisor to L2, information regarding L2’s investment strategy and financial condition and other information in response to a request for information sent to L2 and the Advisor on behalf of the Board of Directors.  The Board discussed the New Subadvisory Agreement and the response to the Board’s request with the representatives of the Advisor and L2.  The Board also received a presentation from representatives of L2 regarding the firm’s investment strategy, personnel, compliance program and operations.  The Board had also received information relevant to its consideration of the New Subadvisory Agreement as part of a presentation from representatives of the Advisor and Mr. Malgari and Dr. Bhojraj at a meeting held on November 30, 2015.

In reaching its decision to approve the New Subadvisory Agreement, the Board, with the assistance of the Company’s legal counsel, considered their legal responsibilities and other factors deemed to be relevant, including, but not limited to the following: (1) the fact that Mr. Malgari will continue to manage the Fund as lead portfolio manager and that Dr. Bhojraj will be added as a co-portfolio manager; (2) the subadvisory fee to be paid to L2 by the Advisor under the New Subadvisory Agreement; (3) the fact that the subadvisory services under the New Subadvisory Agreement and the Existing Subadvisory Agreement are substantially similar; (4) the fact that the replacement of Baird Kailash with L2 is expected to result in organizational and operational efficiencies without any changes to the Fund’s investment objective, strategy, fees or expenses; (5) the fact that Mr. Malgari and Dr. Bhojraj have strong investment experience; and (6) the fact that L2 has sufficient financial resources to conduct investment operations.  The Board also considered the Advisor’s responsibilities in overseeing L2 as subadvisor to the Fund and noted that L2 is unaffiliated with the Advisor.   In considering the New Subadvisory Agreement, the Board also reviewed and analyzed various other factors with respect to the Fund that it determined were relevant, including the factors below, and made the following conclusions.  In their deliberations, the Board did not identify any single factor as determinative but considered all factors together.

Nature, Extent and Quality of Services to be Provided by L2

The Board considered L2’s organization, qualification and background, as well as the qualifications of its personnel; and the expertise of L2 and its affiliate, Kailash Capital, in developing and implementing investment methodologies to select stocks for the Fund.  The Board considered L2’s investment process and analytical/research capabilities.   The Board also considered the experience of the investment professionals of L2 who would continue to provide the fundamental analyses and quantitative methodologies behind the investment model employed by the Fund through a licensing agreement with Kailash Capital.  The Board noted that Mr. Malgari will continue to serve as the Fund’s lead portfolio manager and that Dr. Bhojraj, the proposed co-manager, had previously provided services to the Fund through the development of Kailash Capital’s methodologies, models and intellectual property.  The Board concluded that the nature, extent and quality of the services to be provided by L2 to the Fund was appropriate and that the Fund was likely to benefit from services provided by L2 under the New Subadvisory Agreement.

Investment Performance of the Fund and L2

The Board reviewed and considered the performance data for the Fund for the periods ended December 31, 2015.  The Board noted that while L2 was proposed to replace Baird Kailash as subadvisor to the Fund, Mr. Malgari would continue to serve as lead portfolio manager using the same quantitative and fundamental investment methodologies and focus on large cap companies.  The Board considered the Fund’s performance results for the period during which Mr. Malgari served as portfolio manager, and noted that the Fund outperformed the S&P 500 Index (the “Index”) for the year ended December 31, 2014 and underperformed the Index for the year ended December 31, 2015.  After considering Mr. Malgari’s explanation for the Fund’s underperformance for the year ended December 31, 2015, the Board concluded that the Fund and its shareholders were likely to benefit from L2’s management.

Subadvisory Fees

The Board considered the proposed fee payable under the New Subadvisory Agreement, noting that the fee would be paid by the Advisor (not the Fund) and therefore would not impact the fees paid by the Fund.  The Board also reviewed information regarding L2’s fee schedules for the two private funds managed by L2.  The Board determined that the subadvisory fee was appropriate.

Costs of Services to be Provided and Profitability

The Board did not consider the cost of services to be provided by L2 under the New Subadvisory Agreement because it did not view this factor as relevant given that the subadvisory fee is paid by the Advisor.

Economies of Scale and Fee Levels Reflecting Those Economies

Because the subadvisory fee is not paid by the Fund, the Board did not consider whether the fees should reflect any potential economies of scale that might be realized as the Fund assets increase.

Benefits to be Derived from the Relationship with the Fund

The Board noted that the under the New Subadvisory Agreement, L2 is entitled to receive research products and services received from unaffiliated broker dealers who execute portfolio trades for the Fund.   The Board noted that L2 uses research from Kailash Capital under a licensing agreement paid for in hard dollars and therefore is unlikely to benefit from third-party research.   The Board considered that L2 may benefit from its association with the Fund in terms of name recognition and asset growth in other products managed by L2.  The Board also noted that Kailash Capital (an affiliate of L2) receives fees from the Advisor for allowing the Advisor to use Kailash Capital’s investment methodologies, monthly ranking files and other intellectual property in generating research for the Advisor’s institutional equity trading clients.  The Board concluded that the other benefits to be realized by L2 from its relationship with the Fund were appropriate.

 Based on its evaluation of the above factors, as well as other factors relevant to their consideration of the New Subadvisory Agreement, the directors, including all of the Independent Directors, concluded that the approval of the New Subadvisory Agreement was in the best interest of the Fund and its shareholders.

Based on all of the foregoing, the Board recommends that shareholders of the Fund vote FOR the approval of the New Subadvisory Agreement.

OTHER MATTERS

The Board knows of no other matters that may come before the special meeting, other than the proposal as set forth above.  If any other matter properly comes before the special meeting, the persons named as proxies will vote on the same in their discretion.

OTHER INFORMATION

Shares Outstanding.  As of the Record Date, there were 4,504,738 Institutional Class shares and 80,056 Investor Class shares of the Fund that were entitled to vote at the special meeting.

Share Ownership Information.  As of the Record Date, the officers and directors of the Company, as a group, owned approximately 2% of the Fund’s outstanding Institutional Class shares and none of the Fund’s outstanding Investor Class shares.  Unless otherwise noted below, as of the Record Date, no persons owned of record or are known by the Corporation to own of record or beneficially more than 5% of the Fund’s outstanding shares.

LargeCap Fund

Name and Address	Type of Ownership	% Ownership of Fund	Fund Class

Baird Profit Sharing & Savings Plan c/o Robert W. Baird & Co. 777 East Wisconsin Avenue Milwaukee, WI 53202	Beneficial	70.45%	Institutional

Baird Foundation 777 East Wisconsin Avenue Milwaukee, WI 53202-5300	Beneficial	14.27%	Institutional

Baird Financial Advisor Deferred Compensation and Long-Term Incentive Plans	Beneficial	5.07%	Institutional

c/o Robert W. Baird & Co. 777 East Wisconsin Avenue Milwaukee, WI 53202

Charles Schwab & Co., Inc. For the Sole Benefit of its Customers 211 Main Street San Francisco, CA 94105-1905*	Record	43.97%	Investor

National Financial Services LLC FEBO Our Customers 499 Washington Blvd. FL 5 Jersey City, NJ 07310-2010*	Record	11.90%	Investor

Robert W Baird & Co. Inc. TTEE FBO Thomas J Lanagan Rollover IRA 777 East Wisconsin Avenue Milwaukee, WI 53202	Beneficial	5.11%	Investor

* The Company believes that this entity, the holder of record of these shares, is not the beneficial owner of such shares.

The Company believes that Robert W. Baird & Co. Incorporated, in its capacity as sponsor of the Baird Profit Sharing & Savings Plan, the Baird Financial Advisor Deferred Compensation Plan and the Baird Long-Term Incentive Plan, owned a controlling interest in the Fund as of the Record Date.  Shareholders with a controlling interest could affect the outcome at the special meeting.

Proxies.  Whether you expect to be personally present at the special meeting or not, we encourage you to vote by proxy.  You can do this in one of three ways.  You may complete, date, sign and return the accompanying proxy card using the enclosed postage prepaid envelope; you may vote by calling the toll-free number on the enclosed proxy card to reach an automated touchtone voting line; or you may vote by Internet in accordance with the instructions noted on the enclosed proxy card.  If voting by phone or the Internet, you should have your proxy card near you because you will need to provide the Control Number shown on that card.  Your shares will be voted as you instruct.  If no choice is indicated, your shares will be voted FOR the proposal and in the discretion of the persons named as proxies on such other matters that may properly come before the special meeting.  Any shareholder giving a proxy may revoke it before it is exercised at the special meeting by submitting to the Secretary of the Company a written notice of revocation or a subsequently signed proxy card, or by attending the special meeting and voting in person.  A prior proxy can also be revoked through the website or toll free telephone number listed on the enclosed proxy card.  If not so revoked, the shares represented by the proxy will be cast at the special meeting and any adjournments thereof.  Attendance by a shareholder at the special meeting does not, in itself, revoke a proxy.

Quorum.  A quorum must be present at the meeting for the transaction of business.  Under the Company’s By-Laws, a quorum is defined as the presence, in person or by proxy, of a majority of the issued and outstanding common stock of the Fund entitled to vote at the meeting.  Abstentions and broker non votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote), if any, will be treated as shares present for purposes of determining the quorum but do not represent votes cast for the proposal.

In the event that a quorum is not present at the meeting, or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the meeting to a later date to permit further solicitation of votes.  Any such adjournment will require the affirmative vote of a majority of shares of the Fund represented at the meeting to be adjourned.  When voting on a proposed adjournment, the persons named as proxies will vote all proxies that they are entitled to vote FOR approval of the proposal in favor of adjournment and will vote all proxies required to be voted AGAINST the proposal against adjournment.

Required Vote

In order for the proposal to be approved with respect to the Fund, it must be approved by the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund.  The term “majority of the outstanding voting securities,” as defined in the 1940 Act and as used in this proxy statement, means:  the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.  Abstentions and broker non-votes will have the effect of a “no” vote on the proposal.  Shares of the Investor Class and Institutional Class will vote together on the proposal as a single class.

Implementation of Proposal

If the proposal is approved, the New Subadvisory Agreement will become effective on or about May 1, 2016.  If the proposal is not approved by shareholders of the Fund, the Board of Directors will consider what actions, if any, may be appropriate, including continuing to retain Baird Kailash as subadvisor or retaining another subadvisor.

Method and Cost of Proxy Solicitation.  Proxies will be solicited by the Company primarily by mail.  The solicitation may also include telephone, facsimile, Internet or oral communications by certain officers of the Company or officers or employees of the Advisor, Baird Kailash, or L2, who will not be paid for these services.  The Advisor will pay the costs of the special meeting and the expenses incurred in connection with the solicitation of proxies.  The Advisor will also reimburse brokers and other nominees for their reasonable expenses in communicating with the person(s) for whom they hold shares of the Fund.  AST Fund Solutions, LLC has been retained to assist in the tabulation of proxies.

Other Information. As noted above, the Fund’s investment advisor is Robert W. Baird & Co. Incorporated, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. The Advisor also serves as principal underwriter and distributor of shares of the Fund.  U.S. Bancorp Fund Services, LLC, 615 Michigan Street, Milwaukee, Wisconsin 53202 (“USBFS”), serves as administrator, transfer agent, dividend disbursing agent, and fund accountant for the Fund.

Copies of the Fund’s most recent annual and semi-annual reports are available without charge upon writing to Baird Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53202-0701, on the Company’s website at www.BairdFunds.com or by calling, toll-free, 1-866-44BAIRD.

Householding.  The SEC has adopted rules that permit investment companies, such as the Company, to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders.  This process, which is commonly referred to as “householding,” could result in extra convenience and cost savings for the Fund and its shareholders.

If you participate in householding and unless the Company has received contrary instructions, only one copy of this proxy statement will be mailed to two or more shareholders who share an address.  If you want to receive multiple copies of these materials or request householding in the future, please contact the Company at the address and/or telephone number set forth above.  Individual copies of reports will be sent to you within 30 days after the Company receives your request to stop householding.

FUTURE MEETINGS; SHAREHOLDER PROPOSALS

The Company is generally not required to hold an annual meeting of shareholders and the Company generally does not hold a meeting of shareholders in any year, unless certain specified shareholder actions, such as the election of directors or the approval of a new advisory agreement, are required to be taken under the 1940 Act.  By observing this policy, the Company seeks to avoid the expenses customarily incurred in the preparation of proxy materials and the holding of shareholders’ meetings, as well as the related expenditure of staff time.

A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of the Fund or the Company hereafter called should send the proposal to the Secretary of the Company at the Company’s principal offices within a reasonable time before the solicitation of proxies for such meeting occurs.  The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.  Also, the submission does not mean that the proposal will be presented at the meeting.  For a shareholder proposal to be considered at a shareholders’ meeting, it must be a proper matter for consideration under Wisconsin law.

By Order of the Board of Directors,

Charles M. Weber

Secretary

Milwaukee, Wisconsin
March 9, 2016.

Annex A

FORM OF NEW SUBADVISORY AGREEMENT

THIS SUBADVISORY AGREEMENT (the “Agreement”) is entered into as of the ___ day of _________, 2016 by and between Robert W. Baird & Co. Incorporated, a Wisconsin corporation (“Advisor”), and L2 Asset Management, LLC, a limited liability company organized under the laws of Delaware (“Subadvisor”).

W I T N E S S E T H

WHEREAS, Baird Funds, Inc., a Wisconsin corporation (the “Corporation”), is an open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Advisor is a federally registered investment adviser, engaged in the business of rendering investment advisory services;

WHEREAS, pursuant to an Investment Advisory Agreement between the Corporation and the Advisor dated December 30, 2013 (the “Advisory Agreement”), the Corporation has retained Advisor to act as its investment advisor with respect to certain series of the Corporation;

WHEREAS, the Advisory Agreement permits Advisor to delegate certain of its duties to a subadvisor, subject to the requirements of the 1940 Act; and

WHEREAS, Advisor desires to retain Subadvisor as subadvisor with respect to the Corporation’s series named on an Exhibit to this Agreement (each, a “Fund” and collectively, the “Funds”).

NOW, THEREFORE, Advisor and Subadvisor mutually agree as follows:

1.

Appointment of the Subadvisor.  Advisor hereby appoints Subadvisor as subadvisor for the Funds, and Subadvisor agrees to accept such appointment, subject to the terms of this Agreement.  Subject to the direction of the Board of Directors of the Corporation (the “Board”) and the supervision of Advisor, Subadvisor shall manage the investment and reinvestment of the assets of the Funds in accordance with each Fund’s investment objective and policies and limitations as described in the Fund’s prospectus and statement of additional information, for the period and upon the terms herein set forth.  The investment of funds shall also be subject to all applicable restrictions of the Articles of Incorporation and By-Laws of the Corporation as may from time to time be in force.

2.

Duties of Subadvisor.

(a)

Investments.  Subject to the 1940 Act, the directions of Advisor and the Board, the investment objective, policies and restrictions of each Fund as set forth in the Corporation’s current registration statement on Form N-1A and the compliance policies and procedures of such Fund, Subadvisor shall have the sole and exclusive responsibility for making all investment decisions for each Fund, including the purchase, retention, monitoring and disposition of investments (the “Investments”) on behalf of the Fund.  In providing these services, Subadvisor will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Investments.  Advisor will provide Subadvisor with reasonable assistance in connection with Subadvisor’s activities under this Agreement, including without limitation, providing such information concerning each Fund, its daily funds available for investment and general affairs of the Corporation as Subadvisor may request.

(b)

Allocation of Brokerage.  Subject to the supervision of Advisor and the Board, Subadvisor is authorized and directed to establish and maintain accounts on behalf of the Funds, place orders for the purchase and sale of Investments with or through such persons, brokers or dealers as Subadvisor may elect, and negotiate commissions to be paid on such transactions.  In selecting brokers or dealers and placing orders, Subadvisor will seek to obtain the most favorable combination of price and execution available (considering all factors it deems relevant under the circumstances, including price, size of transaction, nature of the market for the security, amount of commission, if any, timing, reputation of broker or dealer and other factors), except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as provided below.

Subadvisor may cause each Fund to pay a broker that provides brokerage and research services to the Subadvisor a commission in excess of the commission that another broker would have charged for effecting that transaction provided:  (i) Subadvisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker in the terms of the particular transaction; (ii) such commission is paid in material compliance with all applicable state and federal laws, including Section 28(e) of the Securities Exchange Act of 1934, as amended, and in accordance with this Agreement; and (iii) in the opinion of the Subadvisor, the total commissions paid by each Fund will be reasonable in relation to the services received.  Subadvisor shall provide such information regarding any such “soft dollar” arrangements that the Subadvisor maintains with respect to each Fund as may be requested from time to time by each Fund and Advisor.

To the extent not prohibited by applicable law, Subadvisor may aggregate the securities to be sold or purchased to seek to obtain the most favorable price or lower brokerage commissions and efficient execution.  In such event, allocation of these securities and the expenses incurred in the transaction will be made by Subadvisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to each Fund and its other clients.

(c)

Affiliated Transactions.  Subadvisor and any of its affiliated persons will not purchase securities or other instruments from or sell securities or other instruments to any Fund; provided, however, Subadvisor may purchase securities or other instruments from or sell securities or other instruments to a Fund if such transaction is permissible under applicable law and the Fund’s procedures or in accordance with an exemptive order and (ii) approved in advance by Advisor.  In the event of any such transaction, the transaction shall be reported to the Board on a quarterly basis.

(d)

Books and Records.  Subadvisor will maintain all books and records required to be maintained by Subadvisor pursuant to Rule 31a-1(f) under the 1940 Act with respect to its management of the Funds, and will furnish to Advisor or to a Fund in a timely manner copies of all such books and records upon written request.  Subadvisor will also preserve such books and records for the periods prescribed in Rule 31a-2(e) under the 1940 Act.  All books and records shall remain the sole property of the Corporation and shall be promptly surrendered to the Corporation upon request, provided that Subadvisor may retain a copy of the books and records.  Upon reasonable request during normal business hours on any business day, all books and records maintained by Subadvisor under this Agreement will be promptly made available to the Corporation or Advisor at its expense.  Notwithstanding the foregoing, the Subadvisor shall be permitted to use the investment performance of each Fund for the period during which Subadvisor serves as an “investment adviser” to the Fund (as such term is defined in Section 2(a)(20) of the 1940 Act), and have possession or access to all records relating thereto, in any manner permitted by law and subject to Section 8 hereof, other than to offer or sell any Fund shares.

(e)

Information Provided by Subadvisor.  As Advisor or the Board may reasonably request, Subadvisor will furnish reports on portfolio transactions and reports on Investments held in the portfolio in such detail as the requesting party may reasonably request.  Subadvisor will prepare, subject to review by Advisor, a letter to shareholders to be included in each Fund’s semi-annual reports.  As mutually agreed upon by the parties to this Agreement, Subadvisor also will provide the Funds and Advisor quarterly economic and investment analyses and reports or other investment services normally available to Subadvisor’s other clients.  Upon reasonable advance notice, Subadvisor will make its officers and employees available to meet with Advisor and the Board at the Corporation’s principal place of business or another mutually agreed location to review the Investments of the Funds.  Subadvisor will promptly inform the Corporation and Advisor of material changes in investment strategy, tactics or key personnel.  Subadvisor will provide reasonable prior notice of any changes to Subadvisor’s ownership.  Upon reasonable advance notice, Subadvisor also will provide information to the Advisor reasonably necessary to assist the Advisor in ensuring the Funds’ compliance with the Internal Revenue Code of 1986, the 1940 Act, the Securities Act of 1933, as amended (the “1933 Act”), and any state securities law, rule or regulation.

(f)

Custody Arrangements.  Subadvisor acknowledges receipt of a Custody Agreement for each Fund and, to the extent within its control, will comply in all material respects with the provisions of that agreement that relate to the Subadvisor’s duties hereunder.  On each business day, Subadvisor will provide each Fund’s custodian with information relating to all transactions concerning each Fund’s assets as Advisor or the custodian reasonably requests.

(g)

Voting of Proxies.  Subadvisor shall be responsible for voting proxies with respect to securities held by each Fund in accordance with Subadvisor’s proxy voting policy as approved  by the Board.  Subadvisor shall provide the Corporation, in a timely manner, the proxy voting records of each Fund as required by Form N-PX and such other information regarding proxy voting as may reasonably be requested by the Fund’s Board of Directors or Advisor.

(h)

Agent.  Subject to any other written instructions of Advisor, the Corporation or the Funds, Subadvisor is hereby appointed as Advisor’s, the Corporation’s and the Funds’ agent and attorney-in-fact for the limited purpose of executing account documentation, agreements, contracts and other documents as Subadvisor is requested by brokers, dealers, counterparties and other persons in connection with its management of Fund assets, including the Investments; provided, however, that any such documentation that the Subadvisor shall execute shall comply in all material respects with all laws, rules and regulations applicable to the business of the Corporation, including but not limited to the 1940 Act and the rules and regulations thereunder.  Subadvisor shall provide Advisor and the Corporation with copies of any documents executed on behalf of the Corporation hereunder as soon as possible after the execution of any such documents.

(i)

Compliance with Applicable Law and Governing Documents.  With respect to all matters relating to its performance under this Agreement, Subadvisor and its directors, officers, partners and employees will act in accordance in all material respects with applicable law and with the Corporation’s governing instruments and regulatory filings, including the Corporation’s Articles of Incorporation, By-Laws, currently effective Registration Statement under the 1940 Act and the 1933 Act, Notice of Eligibility under Rule 4.5 of the Commodity Exchange Act (the “CEA”) and compliance policies and procedures adopted pursuant to Rule 38a-1 under the 1940 Act and the Funds’ Prospectuses, policies and procedures, copies of which Advisor has provided to Subadvisor prior to the date hereof, (collectively, “Governing Instruments and Regulatory Filings”) and any reasonable instructions or directions of the Corporation, the Board or Advisor provided in writing.  Advisor will promptly provide Subadvisor with any material amendments, supplements or other changes to the Governing Instruments and Regulatory Filings, and upon receipt, Subadvisor will act in accordance with such amendments, supplements or other changes.

(j)

Corporation’s Name; Advisor’s Name; Subadvisor’s Name.  Subadvisor will have no rights relating to the Corporation’s name, a Fund’s name or in the name “Baird” as it is used in connection with investment products, services or otherwise, and Subadvisor will make no use of such names without the express written consent of the Corporation, such Fund or Advisor, as the case may be; provided that notwithstanding anything in this Agreement, Subadvisor shall be entitled to use a Fund’s name and the name “Baird” in Form ADV or any other document required to be filed with any governmental agency or self-regulatory organization and in marketing materials for the limited purpose of indicating that Subadvisor is the subadvisor to the Fund.  Subadvisor may use a Fund’s name and “Baird” in marketing materials for other purposes subject to prior review and approval by Advisor.  Neither  the Corporation nor Advisor may use the name of the Subadvisor or any derivative thereof in connection with the Fund or any investment product managed or advised by Advisor or any of its Affiliates without the express written consent of Subadvisor; provided, however, that the Corporation and Advisor shall be entitled to use the name of Subadvisor in Form N-1A, Form ADV or any other document required to be filed with any governmental agency or self-regulatory organization and in marketing materials for the limited purpose of indicating that Subadvisor is the subadvisor to the Fund.

(k)

Personal Securities Transactions.  Subadvisor will comply in all material respects with Rule 17j-l under the 1940 Act and Rule 204A-1 of the Advisers Act.  Upon reasonable request during any business day, Subadvisor will promptly make available to Advisor or any Fund any reports concerning the Fund required to be made by Subadvisor pursuant to Rule 17j-1 under the 1940 Act.  Subadvisor shall promptly inform Advisor and the Funds of any violations of Rule 204A-1 of the Advisers Act required to be reported under subsection (a)(4) of that Rule.

(l)

Fair Valuation.  In accordance with the valuation procedures adopted by the Board, as amended from time to time, Subadvisor shall provide reasonable assistance with fair valuation of those securities in which it invests a Fund’s assets for which readily available market prices are unavailable.

(m)

Regulatory Filings.  Subadvisor will provide a back-up certification to Advisor in a form reasonably satisfactory to each party relating to the Corporation’s periodic reports on Form N-CSR and Form N-Q with respect to matters of which Subadvisor has firsthand knowledge.  The Subadvisor shall provide any necessary documentation and/or certification required by any other regulatory filing applicable to a Fund, including, without limitation, Form N-PX.

(n)

Compliance Oversight.  Subadvisor agrees to cooperate with periodic reviews of Subadvisor’s compliance program by the Funds’ compliance personnel in performance of their responsibilities under Rule 38a-1 of the 1940 Act.  Subadvisor agrees to provide to the Funds copies of its compliance program and such additional information and certifications as may reasonably be requested by the Funds’ compliance personnel.  Subadvisor agrees to promptly notify the Advisor of any material compliance violations which affect the Funds.

(o)

Section 15(c) Request for Information.  Subadvisor shall provide such information as may reasonably be requested by the Board under Section 15(c) of the 1940 Act in connection with its annual consideration of this Agreement.

3.

Services Exclusive; Non-Solicitation.

(a)

Except as consented to by Advisor in writing, during the term of this Agreement and for a period of one year thereafter, Subadvisor (and its successors) and any person or entity controlled by Subadvisor will not directly or indirectly, or cause its employees to, act as investment advisor or subadvisor or render investment advice to or sponsor, promote or distribute any mutual fund, closed-end fund, unit investment trust or other investment company (or any series or portfolio thereof) registered under the 1940 Act other than the Funds.

(b)

Except as consented to by Advisor in writing, during the term of this Agreement and for a period of two years thereafter, Subadvisor (and its successors) and any person or entity controlled by Subadvisor will not directly or indirectly, or cause its employees to, knowingly solicit any investors in the Funds for the purpose of providing investment advice to such investors (other than through the Funds) for a fee or other form of compensation.

4.

Duties of Advisor.  Advisor will continue to be responsible for all services to be provided to the Funds pursuant to the Advisory Agreement, and shall oversee and review Subadvisor’s performance under this Agreement.

5.

Independent Contractor.  Subadvisor will be an independent contractor in performing its duties under this Agreement and unless otherwise expressly provided herein or otherwise authorized in writing, will have no authority to act for or represent the Corporation, the Funds or Advisor in any way or otherwise be deemed an agent of the Corporation, the Funds or Advisor.

6.

Compensation.

(a)

Advisor will pay Subadvisor a fee (the “Subadvisory Fee”) for its services to each Fund at an annual rate set forth on the Exhibit relating to such Fund.

(b)

The Subadvisory Fee shall be computed daily and shall be paid monthly to the Subadvisor on or before the last business day of the next succeeding calendar month.  Along with each such monthly payment the Advisor shall provide the Subadvisor with a schedule showing the manner in which such fee was computed.

(c)

If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

(d)

During any month in which Advisor recoups previously waived fees or reimbursed expenses (the “Recoupment”) relating to a period during which the Subadvisory Fee was based on a percentage of the net advisory fee received by the Advisor from a Fund, Subadvisor shall be paid the same percentage of the Recoupment.  The parties acknowledge that Advisor is only entitled to recoup amounts waived or reimbursed for a period of three years from the date such amount was waived or reimbursed.  Notwithstanding the foregoing, nothing in this Agreement shall obligate Subadvisor to reimburse a Fund or Advisor for any Fund expenses reimbursed by the Advisor.

7.

Expenses.  Subadvisor shall bear its own expenses incurred by it in connection with its services under this Agreement other than the cost of Investments (including brokerage commissions and other transaction charges, if any, on such investments) purchased or sold by the Funds.  In addition, Subadvisor will, from time to time at its sole expense, employ such persons as it reasonably believes to be qualified to assist it in the execution of its duties hereunder.  In addition, Subadvisor shall pay the expenses relating to costs of any special meeting of directors or shareholders of a Fund convened as a result of a change of control or other event affecting Subadvisor that results in an “assignment” of this Agreement within the meaning of the 1940 Act. Except to the extent provided in this Section 7, Subadvisor shall not be responsible for the Funds’ or the Advisor’s expenses, including, but not limited to, the following:  (a) charges and expenses for determining a Fund’s net asset value or the value of any Fund asset and the maintenance of a Fund’s books and records and related overhead; (b) the charges and expenses of a Fund’s lawyers and auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and/or administrator appointed by the Funds; (d) brokers’ commissions, and issue and transfer taxes chargeable to the Funds in connection with securities transactions to which a Fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by a Fund to federal, state or other government agencies; (f) fees and expenses required to be paid for registration with the Securities and Exchange Commission (the “SEC”), or any fees and expenses required to be paid for the sale of a Fund’s shares in any state; (g) expenses related to shareholders’ and directors’ meetings (except in relation to any meetings convened for the primary benefit of Subadvisor as set forth above), and the preparation, printing and distribution of prospectuses, proxy statements, reports to shareholders and other sales literature of the Funds; (h) distribution fees payable pursuant to Rule 12b-1 under the 1940 Act; and (i) compensation payable to the Funds’ directors.

8.

Sales Literature.  Advisor and Subadvisor acknowledge that advertising and sales literature relating to investment companies (such as the Corporation) are subject to strict regulatory oversight.  Subadvisor agrees to submit any proposed advertising, marketing material or other sales literature for a Fund (or any other portfolio of the Corporation) for itself or its affiliates to the Funds’ distributor for review and filing with the appropriate regulatory authorities prior to the release of any such material; provided, however, that Subadvisor shall not be obligated to produce any advertising or sales literature for the Funds.

9.

Representations and Warranties of Subadvisor.  Subadvisor represents and warrants to Advisor, the Corporation, and each Fund as follows:

(a)

Subadvisor:  (i) is registered as an investment adviser under the Advisers Act; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization, necessary to be met in order the perform the services contemplated by this Agreement; and (iv) has the authority to enter into and perform the services contemplated by this Agreement.

(b)

Neither Subadvisor nor any officer, director, partner or employee of Subadvisor is subject to any event set forth in Section 9 of the 1940 Act that would disqualify Subadvisor from acting as an investment adviser to an investment company under the 1940 Act.  Subadvisor will promptly notify Advisor of the occurrence of any event that would disqualify the Subadvisor from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(c)

Subadvisor will not engage in any transactions subject to the CEA on behalf of a Fund prior to Subadvisor filing a notice of exemption under the CEA with the Commodity Futures Trading Commission (the “CFTC”) and the National Futures Association or becoming otherwise qualified to act as a commodity trading advisor or community pool operator, as applicable, under the CEA.

(d)

Subadvisor is a limited liability company duly organized and validly existing under the laws of Delaware with the power to carry on its business as it is now being conducted.

(e)

Upon the approval of this Agreement by the Board and each Fund’s shareholders pursuant to Section 15 of the 1940 Act, (i) the execution, delivery and performance by Subadvisor of this Agreement are within its powers and have been duly authorized by all necessary action, and (ii) no action or filing with any governmental body, agency or official is required for the execution, delivery and performance of this Agreement, and (iii) the execution, delivery and performance by Subadvisor of this Agreement do not contravene or constitute a default under any provision of applicable law, rule or regulation, Subadvisor governing instruments or any agreement, judgment, injunction, order, decree or other instrument binding upon Subadvisor.

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(f)

This Agreement is a valid and binding agreement of Subadvisor.

(g)

Subadvisor has provided its current Form ADV, client brochure and applicable brochure supplements (collectively, the “Form ADV”) to Advisor (and will promptly provide to Advisor all amendments thereto), and each Form ADV provided to Advisor is and will be a true and complete copy of Subadvisor’s Form ADV and, to the Subadvisor’s knowledge and belief, the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

(h)

Subadvisor has provided its Code of Ethics complying with Rule 204A-1 of the Advisers Act and Rule 17j-1(c) of the 1940 Act to Advisor along with the certification required by Rule 17j-1(c)(1)(ii) under the 1940 Act.  In accordance with Rule 17j-1, the Subadvisor will submit any material changes to such Code of Ethics to the Board for approval no later than six months after its adoption of the material changes.  During the term of this Agreement, Subadvisor will annually certify to the Board that it has adopted procedures reasonably necessary to prevent persons subject to such Code from violating the Code of Ethics, and will describe in a written report any issues arising under the Code regarding material violations of the Code and sanctions imposed in response thereto.

(i)

Subadvisor has adopted, maintains and implements written compliance policies and procedures as required by Rule 206(4)-7 of the Advisers Act, including written policies and procedures with regard to the protection of customer records and information, as required by Regulation S-P.  Subadvisor will provide Advisor with a summary of its policies and procedures and, upon reasonable request by Advisor, shall either (i) certify that Subadvisor has complied in all material respects with such policies and procedures or (ii) provide a written report to Advisor describing any material violations of such policies and procedures;

(j)

Subadvisor has adopted proxy voting policies which comply in all material respects with the requirements of the 1940 Act.

(k)

Subadvisor shall exercise sole investment discretion over the Funds for purposes of all applicable filing requirements under the 1934 Act, including without limitation Sections 13(d), (g) and (f), and if required shall file all such documents with the SEC; and

(l)

Subadvisor will deliver to Advisor and the Funds copies of any material amendments, supplements or updates to any of the information provided to Advisor pursuant to this Section 9 promptly after becoming available.

10.

Representations and Warranties of Advisor.  Advisor represents and warrants to Subadvisor, as follows:

(a)

Advisor is registered as an investment advisor under the Advisers Act.

(b)

Advisor is a corporation duly organized and validly existing under the laws of Wisconsin with the power to carry on its business as it is now being conducted.

(c)

The execution, delivery and performance by Advisor of this Agreement are within its powers and have been duly authorized by all necessary action, and Advisor has caused to be taken, and Advisor and the Funds (including Fund shareholders) have taken, all necessary action under the Advisory Agreement and the 1940 Act to authorize the appointment of Subadvisor under this Agreement, and no action or filing with any governmental body, agency or official is required for the execution, delivery and performance of this Agreement;

(d)

This Agreement is a valid and binding agreement of Advisor.

(e)

Advisor has provided to Subadvisor the Corporation’s current Registration Statement on Form N-1A relating to the Funds, and agrees to promptly provide Subadvisor with all supplements or amendments thereto relating to the Funds and to advise Subadvisor promptly in writing of any changes in a Fund’s investment policies or restrictions.

(f)

The Advisory Agreement is a valid and binding agreement of Advisor and the Corporation on behalf of each Fund.

(g)

The Advisor has all authority under the Advisory Agreement necessary in order to enter into this Agreement and delegate to Subadvisor such of its duties as described in Sections 1 and 2 of this Agreement.

11.

Survival of Representations and Warranties.  All representations and warranties made by the parties pursuant to Sections 9 and 10 will survive for the duration of this Agreement, and each party will immediately notify the other party in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

12.

Liability and Indemnification.

(a)

Liability.  In the absence of willful misfeasance, bad faith, negligence, or reckless disregard on the part of Subadvisor of its duties or obligations under this Agreement, Subadvisor shall not be subject to any liability to Advisor for any act or omission in the course of, or in connection with, rendering services hereunder or for any loss suffered by Advisor, the Corporation, a Fund (including losses that may be sustained in the purchase, holding or sale of Investments), or its shareholders in connection with matters to which this Agreement relates.  In the absence of willful misfeasance, bad faith, negligence, or reckless disregard on the part of Advisor of its duties or obligations under this Agreement, Advisor shall not be subject to any liability to Subadvisor for any act or omission in the course of, or in connection with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Investments; provided, however, that nothing herein shall relieve Advisor or Subadvisor from any of their respective obligations under applicable law, including without limitation, federal and state securities laws and the CEA.

(b)

Indemnification.  Subadvisor shall indemnify Advisor and its respective officers, directors and “controlling persons” (within the meaning of Section 2(a)(9) of the 1940 Act), for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of Subadvisor’s willful misfeasance, bad faith, negligence, or reckless disregard of its duties or obligations hereunder or any violations of applicable law, including, without limitation, federal and state securities laws and the CEA.  Advisor shall indemnify

 Subadvisor and its respective managing members, officers, directors and “controlling persons” (within the meaning of Section 2(a)(9) of the 1940 Act) for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of Advisor’s willful misfeasance, bad faith, negligence, or reckless disregard of its duties or obligations hereunder or any violations of applicable law, including, without limitation, federal and state securities laws and the CEA.

13.

Duration and Termination.

(a)

Duration.  This Agreement shall begin with respect to a Fund after it has been approved in accordance with the requirements of the 1940 Act and the Exhibit relating to such Fund has been executed by Advisor and Subadvisor and shall continue in effect for two years from its effective date and thereafter for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if such continuation  shall be specifically approved at least annually (i) by the vote of a majority of the Board, including a majority of the directors who are not parties to this Agreement or “interested persons” (as that phrase is defined in Section 2(a)(19) the 1940 Act) of any such party, cast in person at a meeting called for that purpose or (ii) by the vote of a majority of the outstanding “voting securities” (as that phrase is defined in Section 2(a)(42) of the 1940 Act) of the Fund.

(b)

Termination.  Notwithstanding anything to the contrary provided herein, this Agreement may be terminated at any time with respect to a Fund, without payment of any penalty:  (i) by the vote of a majority of the Board, by the vote of a majority of the outstanding voting securities of such Fund or by Advisor, in each case upon not more than 60 days’ written notice; or (ii) by Subadvisor upon not less than 120 days’ written notice to Advisor, the Corporation, and such Fund.  This Agreement shall also terminate automatically in the event of its “assignment” (as defined in Section 2(a)(4) of the 1940 Act) or upon the termination of the Advisory Agreement.

14.

Amendment.  This Agreement may be amended with respect to a Fund by the mutual consent of the parties, provided that the terms of each such amendment shall be approved by (i) the affirmative vote of a majority of the Board cast in person at a meeting called for that purpose, including a majority of directors who are not “interested persons” of such Fund or Advisor, and (ii) if necessary, by a vote of a majority of the outstanding “voting securities” (as that phrase is defined in Section 2(a)(42) of the 1940 Act) of such Fund.

15.

Confidentiality.

(a)

Subject to the duties of the parties to comply with applicable laws, including any demand of any regulatory or taxing authority having jurisdiction or under compulsory process of law, each party shall treat as confidential all non-public information pertaining to the Funds and the actions of Subadvisor, Advisor and the Corporation in respect thereof.  Subadvisor agrees to adhere to the privacy policies adopted by the Corporation pursuant to Regulation S-P under the Gramm-Leach-Bliley Act.  Subadvisor has adopted, implemented and agrees to maintain physical, electronic and procedural safeguards reasonably designed to protect the security, confidentiality and integrity of, and to prevent unauthorized access to or use of, records and information relating to a Fund’s shareholders in compliance with Regulation S-P.

Subadvisor will not share any nonpublic personal information concerning a Fund’s shareholders with any other party except as necessary for the performance of duties under this Agreement or as required by law or allowed under one of the exceptions set forth in Regulation S-P.

(b)

In addition to the obligations set out in Section 15(a), each party shall treat as confidential all Confidential Information of the other (as that term is defined below) and use such information only in furtherance of the purposes of this Agreement.  Each party shall limit access to the Confidential Information to its affiliates, officers, directors, employees, advisers, auditors and the Fund’s service providers who reasonably require access to such Confidential Information, and otherwise maintain policies and procedures designed to prevent disclosure of the Confidential Information.  For purposes of this Agreement, Confidential Information shall include all non-public business and financial information, methods, plans, techniques, processes, research, documents and trade secrets of a party.  Confidential Information shall not include anything that (i) is or lawfully becomes in the public domain, other than as a result of a breach of an obligation hereunder, (ii) is furnished to the applicable party by a third party having a lawful right to do so, or (iii) was known to the applicable party at the time of the disclosure.

16.

Notice.  Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered or mailed postpaid to the other party, or transmitted by electronic delivery (e.g., e-mail or fax) with acknowledgment of receipt, to the parties at their principal places of business, which may from time to time be changed by the parties by notice to the other party.  As of the date of this Agreement, the addresses of the parties are:

Advisor:

Robert W. Baird & Co. Incorporated
Attention: General Counsel
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
E-Mail: cmweber@rwbaird.com

Fax: 1-414-298-7800

Subadvisor:

L2 Asset Management, LLC
Attention: Matt Malgari, CEO
66 Glezen Lane

Wayland, Massachusetts 01778

E-mail: matt@l2asset.com

17.

Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the United States and the internal laws of the State of Wisconsin, without giving effect to conflicts of laws principles; provided, however, that nothing herein shall be construed in a manner that is inconsistent with the 1940 Act, Advisors Act or the rules and regulations promulgated with respect to such respective Acts.

18.

Counterparts.  This Agreement may be executed in one or more counterparts, all of which shall together constitute one and the same instrument.

19.

Third Party Rights.  In addition to the parties hereto, this Agreement is intended to be for the benefit of the Corporation, which is intended to be a third-party beneficiary hereunder and may, as such, exercise such rights as if it were Advisor.  With the exception of such parties, no other party shall have any rights hereunder.

20.

Severability.  If any provision of this Agreement is held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

21.

Miscellaneous.  Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof.  Specifically, as used in this Agreement, “investment company,” “affiliated person,” “interested person,” “assignment,” “broker,” “dealer” and “affirmative vote of the majority of the Fund’s outstanding voting securities” shall all have such meaning as such terms have in the 1940 Act.  In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

22.

Sole Agreement.  This Agreement represents the entire agreement and understanding between the parties and sets forth the rights, duties and obligations of each party to the other as of its date.  Any prior agreements, understandings and representations relating to the subject matter of this Agreement are incorporated herein.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

ROBERT W. BAIRD & CO. INCORPORATED

By:
Name:
Title:

L2 ASSET MANAGEMENT, LLC

By:
Name:
Title:

EXHIBIT A

to the

Subadvisory Agreement

BAIRD LARGECAP FUND

The Subadvisory Fee shall be equal to:

 50% of the net advisory fee received by Advisor from the Fund after giving effect to the expense cap/reimbursement agreement between Advisor and the Corporation, on behalf of the Fund, when the fair market value of assets managed by Subadvisor on behalf of the Advisor are less $3 billion;

60% of the net advisory fee received by Advisor from the Fund after giving effect to the expense cap/reimbursement agreement between Advisor and the Corporation, on behalf of the Fund, when the fair market value of all assets managed by Subadvisor on behalf of the Advisor are between $3 billion and $5 billion; and

70% of the net advisory fee received by the Advisor from the Fund after giving effect to the expense cap/reimbursement agreement between Advisor and the Corporation, on behalf of the Fund, when the fair market value of all assets managed by Subadvisor on behalf of the Advisor exceed $5 billion.

Executed as of this ____ day of ____________________, 2016.

ADVISOR

ROBERT W. BAIRD & CO. INCORPORATED

By:

SUBADVISOR

L2 ASSET MANAGEMENT, LLC

By:

PROXY CARD
SIGN, DATE AND VOTE ON THE REVERSE SIDE
YOUR VOTE IS IMPORTANT NO
MATTER HOW MANY SHARES	PROXY VOTING OPTIONS
YOU OWN. PLEASE CAST YOUR
PROXY VOTE TODAY!	1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at proxyonline.com using your proxy control number found below
3. By PHONE when you dial (888) 227-9349 (toll free) to reach an automated touchtone voting line
4. By PHONE with a live operator when you call toll-free (866) 829-0542 Monday through Friday 9 a.m. to 10 p.m. Eastern time
CONTROL NUMBER 123456789101

BAIRD LARGECAP FUND

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 22, 2016

The undersigned hereby appoints as proxy Mary Ellen Stanek and Terrance P. Maxwell, and each of them (with power of substitution), to vote all shares of the undersigned in the Baird LargeCap Fund (the “Fund”) at the Special Meeting of Shareholders to be held at 8:00 a.m., local time, on April 22, 2016, at the offices of at 777 East Wisconsin Avenue, 29th Floor, Milwaukee, Wisconsin 53202, and any adjournment(s) or postponement(s) thereof (“Special Meeting”), with all the power the undersigned would have if personally present.

Do you have questions?  If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (866) 829-0542. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on April 22, 2016.

The proxy statement for this meeting is available at:  https://www.proxyonline.com/docs/bairdlargecap.pdf

BAIRD LARGECAP FUND	PROXY CARD
YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO
BE COUNTED Please sign exactly as name appears on the
reverse side. If shares are held in the name of joint owners, each
should sign. Attorneys-in-fact, executors, administrators, etc.	SIGNATURE (AND TITLE IF APPLICABLE)	DATE
should give full title. If shareholder is a corporation or
partnership, please sign in full corporate or partnership name by	SIGNATURE (IF HELD JOINTLY)	DATE
authorized person.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The shares represented by this proxy will be voted as instructed.  Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote FOR the proposal, and to grant discretionary power to vote upon such other business as may properly come before the Special Meeting.

The Board of Directors of the Company recommends that you vote in favor of the proposal.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: ●

	FOR	AGAINST	ABSTAIN
To approve a new subadvisory agreement between Robert W. Baird & Co. Incorporated and L2 Asset Management, LLC, the proposed new subadvisor to the Fund.	○	○	○

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  PLEASE SIGN AND DATE THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

THANK YOU FOR VOTING

TAG ID:

                                      BAR CODE

           CUSIP: